===================================================================================================================

                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported): February 1, 2005

                                        SOUTHERN CALIFORNIA EDISON COMPANY
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-1212
                               (Registrant's telephone number, including area code)

===================================================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page

Item 1.01       Entry into a Material Definitive Agreement.

         On February 1, 2005, Southern California Edison Company (the "Company") entered into a Credit Agreement
(the "Agreement") with JPMorgan Chase Bank, N.A., as Administrative Agent, Citicorp North America, Inc., as
Syndication Agent, and Credit Suisse First Boston, Lehman Commercial Paper Inc., and Union Bank of California,
N.A., as Documentation Agents.

         Pursuant to the Agreement the Company can borrow, on a revolving basis, up to $1.25 billion.  The credit facility replaces a prior revolving credit facility pursuant to which the Company could borrow up to $700 million.  The Agreement contains standard covenants and representations and warranties and terminates February 1,
2010.  The credit facility is secured by first and refunding mortgage bonds issued by the Company.

         The Company expects that the credit facility will be used to repay commercial paper issuances, if necessary, and for general corporate purposes.  The Company expects that the aggregate amount of indebtedness outstanding from time to time under the credit facility and the commercial paper program will not exceed approximately $600 million to $700 million.  The Company will not disclose on Form 8-K any changes to the outstanding borrowings under the credit facility or the commercial paper program unless the amount materially exceeds the expected levels.

         A complete copy of the Agreement is attached hereto as Exhibit 10.1.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         See Item 1.01.

Item 9.01       Financial Statements and Exhibits.

(c)         Exhibits

            See the Exhibit Index below.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                SOUTHERN CALIFORNIA EDISON COMPANY
                                                                            (Registrant)

                                                                     /s/ KENNETH S. STEWART
                                                 -------------------------------------------------------------
                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

February 4, 2005

                                                   EXHIBIT INDEX

Exhibit No.             Description

4.1                     One Hundred Sixth Supplemental Indenture, dated as of January 27, 2005.

4.2                     Certificate as to Actions taken by Officer of Southern California Edison Company, dated as of January 28, 2005.

10.1                    Credit Agreement between Southern California Edison Company and JPMorgan Chase
                        Bank, N.A., as Administrative Agent, Citicorp North America, Inc., as Syndication
                        Agent, and Credit Suisse First Boston, Lehman Commercial Paper Inc., and Union Bank
                        of California, N.A., as Documentation Agents, dated as of February 1, 2005.